UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 29, 2007

UNION BANKSHARES COMPANY

(Exact name of registrant as specified in its charter)

Maine	0-12958	01-0395131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

66 Main Street

Ellsworth, ME 04605

(Address of principal executive offices) (Zip Code)

(207) 667-2504

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD

On November 29, 2007, Union Bankshares Company (the “Company”) issued a press release announcing that the shareholders of the Company had voted to approve the previously announced merger between Camden National Corporation and the Company at the Company’s special meeting of shareholders on November 29, 2007. On November 29, 2007 the Company also announced at its special meeting of shareholders that, due to the holidays, the deadline for merger consideration elections, which was previously announced as December 20, 2007, has been extended to December 26, 2007. This announcement was also included in the Company’s press release dated November 29, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this Report:

Exhibit No.	Description
99.1	Press release dated November 29, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES COMPANY

By:	/s/ Sally J. Hutchins
Name:	Sally J. Hutchins
Title:	Senior Vice President, Clerk and Treasurer

Date: November 29, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 29, 2007